J.P. MORGAN EXCHANGE-TRADED FUNDS
JPMorgan High Yield Municipal ETF
(the “Fund”)
(a series of J.P. Morgan Exchange-Traded Fund Trust)
Supplement dated May 13, 2024 to the
current Summary Prospectus and Prospectus, as supplemented
Effective May 13, 2024, the first paragraph under the “What are the Fund’s main investment strategies?” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. Up to 25% of the Fund’s Assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, and participations in pools of municipal securities.
And the following language is hereby deleted from the same section:
Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest of which may be subject to the federal alternative minimum tax for individuals.
Effective May 13, 2024, the language for the “Municipal Obligations Risk” under the “The Fund’s Main Investment Risks” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted and replaced with the following:
Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal bonds, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

SUP‑HYM‑ETF‑524

Effective May 13, 2024, the paragraph under the “Tax Information” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted and replaced with the following:
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax‑advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax‑advantaged investment plan.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE